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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 18, 2005
                                                         ----------------


            Worthington Industries, Inc. Deferred Profit Sharing Plan
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Not applicable                   33-57981                 31-1189815
----------------------------          ------------            ---------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                file Number)           Identification No.)

        200 Old Wilson Bridge Road,     Columbus, Ohio      43085
     ----------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code (614) 438-3210
                                                   --------------

                                 Not Applicable
                       ----------------------------------
                         (Former name or former address,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                               TABLE OF CONTENTS





Item 4.01 Changes in Registrant's Certifying Accountant.

Item 9.01 Financial Statements and Exhibits


SIGNATURE

INDEX TO EXHIBITS

EXHIBIT 16



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Item 4.01. Changes in Registrant's Certifying Accountant.

         KPMG LLP ("KPMG") was previously the principal accountants for the Worthington Industries, Inc. Deferred Profit Sharing Plan (the "Plan"). By letter dated April 18, 2005, KPMG resigned.

         Meaden & Moore, Ltd. has been engaged as the independent registered public accounting firm of the Plan's financial statements commencing with the audit of the financial statements for the plan year ended December 31, 2004. The Administrative Committee which administers the Plan approved the appointment of Meaden & Moore, Ltd. for the Plan effective as of April 18, 2005.

         The audit report of KPMG on the financial statements of the Plan as of and for the plan year ended December 31, 2003, the only plan year for which KPMG issued a report in respect of the Plan's financial statements, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         Further, in connection with the audit of the year ended December 31, 2003 and the subsequent period through April 18, 2005, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures in respect of the Plan, which, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with their report on the Plan's financial statements.

         There were no reportable events as that term is described in Item 304(a)(1)(v) of SEC Regulation S-K for the year ended December 31, 2003 and the subsequent period through April 18, 2005.

         A letter from KPMG is attached with this Current Report on Form 8-K as
Exhibit 16.

         During the Plan's two most recent plan years ended December 31, 2004 and during the subsequent interim period through April 18, 2005, neither the Administrative Committee which administers the Plan nor anyone else on the Plan's behalf consulted with Meaden & Moore, Ltd. with respect to the application of accounting principles to a specified transaction, either completed or proposed, in respect of the Plan or regarding any of the other matters or events set forth in Items 304(a)(2)(i) and 304(a)(2)(ii) of SEC Regulation S-K as they may relate to the Plan.


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Item 9.01  Financial Statements and Exhibits.


         (a) and (b)  Not Applicable

         (c) Exhibit:  The following exhibit is being filed herewith:



          Exhibit No.     Description
          -----------     -----------
              16          Letter from KPMG LLP regarding change in the principal
                          accountants for the Worthington Industries, Inc.
                          Deferred Profit Sharing Plan




                  [Remainder of page intentionally left blank;
                          signature on following page.]



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrative Committee which administers the Worthington Industries, Inc. Deferred Profit Sharing Plan has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WORTHINGTON INDUSTRIES, INC.
                                             DEFERRED PROFIT SHARING PLAN


Dated: April 22, 2005                        By: /s/ Dale T. Brinkman
                                                --------------------------------

                                             Printed Name:  Dale T. Brinkman
                                                          ----------------------
                                             Title: Member of the Administrative
                                             Committee which administers the
                                             Worthington Industries, Inc.
                                             Deferred Profit Sharing Plan




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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K




Exhibit No.     Description
-----------     -----------

   16 Letter from KPMG LLP regarding change in the principal accountants for the Worthington Industries, Inc.
                Deferred Profit Sharing Plan




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